As filed with the Securities and Exchange Commission on January 15, 2019

Securities Act Registration No. 333-07305

Investment Company Act Registration No. 811-07685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 117	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 118

FRONTIER FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

(Name and Address of Agent for Service)

Copies to:

Ellen R. Drought

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

☐                      immediately upon filing pursuant to paragraph (b) of Rule 485

☐                      on  [date] pursuant to paragraph (b) of Rule 485

☐                      60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐                      on (date) pursuant to paragraph (a)(1) of Rule 485

☒                    75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐                      on (date) pursuant to paragraph (a)(2) of Rule 485

Subject to Completion, January 15, 2019

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FRONTIER FUNDS

PROSPECTUS

Frontier HyperiUS Global Equity Fund
Institutional Class Shares (FHYPX)

Service Class Shares (FHGSX)

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

                      , 2019

TABLE OF CONTENTS

Summary Section	2
Principal Investment Strategy and Related Risks	5
Financial Highlights	9
Fund Management	9
Your Account	10
Distribution and Shareholder Servicing Arrangements	16
Exchange Privilege	16
Valuation of Fund Shares	17
Distributions and Federal Income Tax Treatment	18

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Frontier Funds, Inc. (the “Company”) has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see the Fund’s privacy policy inside the back cover of this Prospectus.

SUMMARY SECTION

Investment Objective.  The investment objective of the Frontier HyperiUS Global Equity (the “Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Service
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Service Fee (for shares redeemed by wire)	$15.00	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)
Shareholder Servicing Fee	NONE	0.15%
Additional Other Expenses	0.68%	0.68%
Total Other Expenses	0.68%	0.83%
Total Annual Fund Operating Expenses	1.48%	1.63%
Fee Waiver(2)	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver	0.80%	0.95%

(1)         “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)         Pursuant to an expense cap agreement between Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, and the Fund, Frontegra has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 0.80% and 0.95% of the Fund’s average daily net assets attributable to the Institutional Class and Service Class shares, respectively.  Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment.  The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.

Example.  The following example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$82	$330
Service Class	$97	$377

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund had not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information to provide at this time.

Principal Investment Strategy.  Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks and American depositary receipts (“ADRs”) of issuers listed on U.S. and international stock exchanges.  The Fund invests in a non-diversified portfolio of companies that the Fund’s subadviser, Hyperion Asset Management Limited (doing business as H.A.M.L.) (the “Subadviser”), believes have superior growth prospects and attractive risk-adjusted return profiles.  The Fund will normally hold a limited number (generally 15 to 30) of companies in its portfolio.  Under normal market conditions, the Fund will allocate its assets among issuers located in at least three different countries and invest at least 40% of its net assets in non-U.S. companies.  The Subadviser may reduce this 40% minimum investment amount to 30% if it deems conditions in non-U.S. markets to be unfavorable.

There are no restrictions on the market capitalization of the companies in which the Fund may invest, although the average market capitalization is expected to range between U.S. $20 billion and U.S. $400 billion. Under normal market conditions, the minimum market capitalization of companies in which the Fund invests will be over U.S. $1 billion at the time of purchase.

Principal Investment Risks.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  Volatility in share price is an inherent characteristic of equity markets.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Non-Diversification Risks.  The Fund is non-diversified, which means it may invest more of its assets in a smaller number of companies than funds that are diversified.  Gains or losses on a single stock may have greater impact on the Fund than for other funds that invest in a greater number of companies.

Active Share Risks.  The Fund may frequently have high “active share,” which measures how much the holdings of the Fund differ from those of the securities in the Fund’s benchmark index, the MSCI World Index.  Funds that have low active share closely resemble the composition of their benchmark index.  Active share is often used as a gauge of active management.  A fund with high active share generally means that the fund’s holdings are meaningfully different from the composition of its benchmark index, in terms of both the securities held and their weightings.  A high level of active share may result in increased return dispersion, volatility and downside risks.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.

American Depositary Receipts Risks.  The risks of ADRs include many of the risks associated with investing directly in foreign securities, such as currency-rate fluctuations and political and economic instability.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Growth Investing Risks.  Growth companies are generally more susceptible than established companies to market events and sharp declines in value.  Additionally, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Sector Risks.  Although the Subadviser selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with less weighting in that sector.

•                  Information Technology Sector Risk.  Companies in the information technology sector are subject to risks related to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.  Stocks of information technology companies tend to be more volatile than the overall market.  Information technology companies rely heavily on patent and intellectual property rights, the loss or impairment of which may adversely affect the company’s financial condition.

New Fund Risks.  As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell the quantity or sell at the time and price that the Subadviser would like to sell.  The Subadviser may have to lower the price, sell other securities instead or forego an investment opportunity.

Cybersecurity Risks.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance.  Performance information for the Fund is not included because the Fund only recently commenced operations.

Management.

Investment Adviser and Subadviser.  Frontegra is the investment adviser to the Fund.  Hyperion Asset Management Limited (doing business as H.A.M.L.) is the subadviser to the Fund.

Portfolio Managers.  The Fund is managed by a team of the Subadviser’s investment professionals.

Name	Portfolio Manager of the Fund Since	Title

Mark Arnold	Inception of the Fund in 2019	Portfolio Manager
Jason Orthman	Inception of the Fund in 2019	Portfolio Manager

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The Fund’s minimum initial and subsequent investment amounts are shown below, which may be modified for purchases made through certain financial intermediaries.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Minimum Subsequent Investments
Institutional Class	$100,000	$1,000
Service Class	$10,000	$1,000

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of funds from these tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective.  The investment objective of the Fund is to seek to achieve long-term capital growth.  This investment objective may be changed without shareholder approval.

Principal Investment Strategy.  Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks and ADRs of issuers listed on U.S. and international stock exchanges.  The Fund invests in a non-diversified portfolio of companies that the Subadviser believes have superior growth prospects and attractive risk-adjusted return profiles.  The Fund will normally hold a limited number (generally 15 to 30) of companies in its portfolio.  Under normal market conditions, the Fund will allocate its assets among issuers located in at least three different countries and will invest at least 40% of its net assets in non-U.S. companies.  The Subadviser may reduce this 40% minimum investment amount to 30% if it deems conditions in non-U.S. markets to be unfavorable.

The Fund defines non-U.S. companies as companies:

•                  that are organized under the laws of a foreign country;

•                  whose principal trading market is in a foreign country; or

•                  that have a majority of their assets, or that derive at least 50% of their revenue or profits from businesses, investments or sales, outside of the United States.

With respect to the Fund’s non-U.S. investments, the Fund invests primarily in companies located in developed countries as part of its principal investment strategy.

The Subadviser seeks to construct a portfolio for the Fund consisting of 15 to 30 holdings selected from a universe of approximately 19,000 listed stocks.  The Subadviser uses qualitative and quantitative metrics to identify companies with strong competitive advantages, large addressable markets and structural tailwinds for the Fund’s portfolio.  Quantitative screens are one method used to identify those companies that meet the Subadviser’s criteria for average annualized return on equity, average annualized sales growth and interest payment coverage.  The Subadviser conducts detailed research to identify and catalogue the companies that satisfy the Subadviser’s qualitative criteria.

Under normal market conditions, the Subadviser will adhere to the following strategy guidelines for the Fund:

•                  No single investment will comprise more than 13% of the Fund’s total assets; and

•                  No single investment will comprise more than 15% of any company’s issued capital.

Holdings are sold when the quality of the underlying business declines below an acceptable level or if the long-term total return profile becomes unattractive.

ADRs in which the Fund invests as part of its primary investment strategy are sponsored ADRs.  Sponsored ADRs are receipts issued by a bank or trust company, on behalf of foreign issuers, evidencing ownership of such issuers’ deposited securities.  Sponsored ADRs in which the Fund invests are traded on U.S. exchanges.

Non-U.S. holdings may be denominated in foreign currencies.  The Fund does not intend to enter into hedging transactions to manage changes in the value of foreign currencies against the U.S. dollar.  Therefore, the value of the Fund’s holdings may fluctuate when converted to U.S. dollars in correlation with changes in the value of U.S. dollar exchange rates.

The Fund will provide shareholders with at least a 60-day notice of any change in the Fund’s policy to invest at least 80% of its net assets in the types of securities suggested by its name.  The 80% limitation is measured at the time of investment.  For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Cash or Similar Investments.  The Fund may hold up to 20% of its total assets in cash, money market mutual funds, short-term fixed income securities and other short-dated instruments that are readily convertible into cash.

Temporary Defensive Positions.  The Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  To the extent the Fund engages in temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Principal Risk Factors.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  Volatility in share price is an inherent characteristic of equity markets.  U.S. and international markets have also experienced volatility in recent years due to a number of economic, political and global macro factors.  There is uncertainty about factors such as how quickly the Federal Reserve will raise the Federal Funds rate, inflation and wage growth, the effects of the recently passed Tax Cuts and Jobs Act tax reform legislation, new tariffs imposed by the U.S. and other countries, and how the financial markets will react to the foregoing and other legislative, economic and regulatory developments.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Non-Diversification Risks.  The Fund is non-diversified, which means it may invest more of its assets in a smaller number of companies than funds that are diversified.  Gains or losses on a single company may have greater impact on the Fund than for other funds that invest in a greater number of companies.

Active Share Risks.  The Fund may frequently have high “active share,” which measures how much the holdings of the Fund differ from those of the securities in the Fund’s benchmark index MSCI World Index.  Funds that have low active share closely resemble the composition of their benchmark index.  Active share is often used as a gauge of active management.  A fund with high active share generally means that the fund’s holdings are meaningfully different from the composition of its benchmark index, in terms of both the securities held and their weightings.  A high level of active share may result in increased return dispersion, volatility and downside risks.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Stock Selection Risks.  Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.  Geopolitical events may cause market disruptions.  For example, the UK has voted to leave the EU following the Brexit referendum.  It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications.  It is possible that Brexit or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

American Depositary Receipts Risks.  The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities.  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Growth Investing Risk.  The Fund invests primarily in growth-style stocks.  Growth companies are generally more susceptible than established companies to market events and sharp declines in value.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion prices in market downturns.

Sector Risks.  Although the Subadviser selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with less weighting in that sector.

•                  Information Technology Sector Risk.  Companies in the information technology sector are subject to risks related to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.  Stocks of information technology companies tend to be more volatile than the overall market.  Information technology companies rely heavily on patent and intellectual property rights, the loss or impairment of which may adversely affect the company’s financial condition.

New Fund Risks.  As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell the quantity or sell at the time and price that the Subadviser would like to sell.  The Subadviser may have to lower the price, sell other securities instead or forego an investment opportunity.

Cybersecurity Risks.  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, Frontegra, the Subadviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Portfolio Holdings Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the date of this Prospectus, there are no financial highlights available at this time.

FUND MANAGEMENT

Adviser.  Frontegra is the Fund’s investment adviser and supervises the management of the Fund’s portfolio by the Subadviser, subject to the supervision of the Board of Directors of the Company (the “Board”).  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.

A discussion regarding the Board’s basis for approving the investment advisory agreement and subadvisory agreement will be included in the Company’s first annual or semi-annual report.

Management Fees.  The Company, on behalf of the Fund, has entered into an investment advisory agreement with Frontegra, pursuant to which Frontegra supervises the management of the Fund’s investments and provides various administrative services to the Fund.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 0.80% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Fund, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 0.80% and 0.95% of the Fund’s average daily net assets for Institutional Class and Service Class shares, respectively.  The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  The expense cap agreement may have the effect of increasing the Fund’s overall expense ratio during any periods where Frontegra recoups previously waived or reimbursed expenses, subject to the expense limitation agreement in place at the time of recoupment.  The Subadviser has agreed to share in any expense reimbursements made by Frontegra pursuant to the expense cap agreement.

Subadviser.  The Subadviser was organized in 1996 and is located at Level 19, 307 Queen Street, Brisbane QLD, 4000, Australia.  Frontegra has entered into a subadvisory agreement with the Subadviser under which the Subadviser manages the Fund’s portfolio, subject to Frontegra’s supervision.  Under the subadvisory agreement, the Subadviser is compensated by Frontegra for its investment subadvisory services based on a percentage of the net advisory fee received by Frontegra.  In addition to providing portfolio management services to the Fund, the Subadviser serves as investment adviser to individual and institutional clients.  As of December 31, 2018, the Subadviser had approximately U.S. $     billion under management.  The Subadviser is registered as an investment adviser with the U.S. Securities and Exchange Commission, and is also regulated by the Australian Securities and Investment Commission.

Portfolio Managers.  The Fund is managed by a team of investment professionals of the Subadviser.

Mark Arnold and Jason Orthman are the members of the investment management team who manage the Fund.  Both members are equally responsible for the day-to-day management of the Fund and work together to develop investment strategies and select securities for the Fund.  The investment management team is supported by a staff of research analysts, traders and other investment professionals.

Mark Arnold.  Mr. Arnold is a Senior Portfolio Manager and the Chief Investment Officer of the Subadviser.  Mr. Arnold started at brokerage firm Wilson HTM, which the Subadviser was previously a part of, in April 1996 as a research analyst, then moved internally to the Subadviser in 1998.  Prior to that, he was a qualified chartered accountant and worked for KPMG.  Mr. Arnold has undergraduate qualifications in Commerce from the University of Queensland and Law from Queensland University of Technology.  Mr. Arnold has earned the right to use the Chartered Financial Analyst designation.

Jason Orthman.  Mr. Orthman is the Deputy Chief Investment Officer of the Subadviser.  He joined the Subadviser in 2008 and is responsible for the research of equities in support of the investment management team’s investment decisions.  Prior to joining the Subadviser, Mr. Orthman served from 2002 to 2008 as a research analyst with brokerage firm Wilson HTM.  He has undergraduate qualifications in chemical engineering (first class honours) and Business Management from the University of Queensland.  Mr. Orthman has earned the right to use the Chartered Financial Analyst designation.

The Fund’s SAI provides additional information about the Fund’s portfolio managers, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV for a class of shares is determined by adding the value of the Fund’s investments, cash and other assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding for the class.  Due to the fact that different expenses are charged to the Institutional Class and Service Class shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund or an authorized agent, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate to sell shares of the Fund (collectively, “Financial Intermediaries”), receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, other financial intermediaries and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Initial Investment by Mail.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontier Funds, Inc.” to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Initial Investment by Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA Number 075000022

Credit to:	U.S. Bancorp Fund Services, LLC
Account Number 112-952-137

Further credit to:	Frontier Funds, Inc.
Frontier HyperiUS Global Equity Fund
(Class of Shares)
(investor account number)
(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Investment through Financial Intermediaries.  Alternatively, you may place an order to purchase shares of the Fund through a Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  An order is deemed to be placed when the Fund, or a Financial Intermediary on the Fund’s behalf, receives the order in proper form.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, corporation, business trust, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of your legal entity prior to the opening of your account.  We may also ask for other identifying documents or information to verify the shareholder’s identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares: Institutional Class shares and Service Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Service Class shares impose a shareholder servicing fee that is assessed against the assets of the Fund attributable to that class.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontier Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments by Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund typically expects to pay redemption proceeds by check mailed to you within two business days, by wire on the next business day or electronic credit via the Automated Clearing House (“ACH”) network within two or three business days and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders that invest through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  Under normal market conditions, the Fund expects to use holdings of cash or cash equivalents or sell portfolio assets to meet redemption requests.  Under unusual market conditions such as times of market stress, the Fund reserves the right to make redemptions in kind as discussed below and may enter into a line of credit with a bank or borrow money (subject to the limits in the Fund’s investment policy on borrowing) to meet redemption requests.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or the Subadviser and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund generally pays redemptions in cash, but reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets in any 90-day period.  In such cases, you may incur brokerage costs in converting these securities to cash.  The Fund expects that while unlikely, any redemption in kind would be made as a pro rata portion of the Fund’s portfolio, or a representative basket if the redemption is not large enough to distribute a pro rata portion.  The Fund expects that any redemptions in kind will be made with marketable securities.  However, you would bear any market risk until the securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may also result in realized gains or losses for federal income tax purposes.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The 30 day period during which shares are subject to the redemption fee commences on the day after the shares are purchased.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•                  shares purchased through retirement plans in limited circumstances;

•                  shares acquired through re-investments of Fund distributions; or

•                  shares redeemed because of death or disability.

The Fund may waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•                  for redemption proceeds sent to any person, address or bank account not on record;

•                  for requests to wire redemption proceeds (if not previously authorized on the account);

•                  for redemption requests submitted within 30 days of an address change;

•                  when changing account ownership; and

•                  in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and $1,000 for Service Class shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.  If you hold your Fund shares in a taxable account, termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts, and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 888-825-2100 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Fund’s discretion in consultation with Frontegra or the Subadviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, the Subadviser and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•                  the termination of a shareholder’s purchase and/or exchange privileges;

•                  selective monitoring of trade activity;

•                  the 2.00% redemption fee for redemptions or exchanges of shares 30 days or less after their date of purchase (determined on a first-in, first-out basis); and

•                  regular reports to the Board by the Fund’s Chief Compliance Officer regarding any unusual trading activity and any waivers of the short-term redemption fee.

The Distributor or an affiliate has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor or an affiliate to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies.  As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Shareholder Servicing Fee.  The Company, on behalf of the Fund’s Service Class, has adopted a shareholder servicing plan (the “Service Plan”).  Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class shareholders.  Service Class shares of the Fund may also make payments to Financial Intermediaries for other platform fees such as initial set-up fees for new funds and/or share classes so that the underlying customers of the Financial Intermediaries may receive sub-transfer agent, administrative, recordkeeping, sub-accounting and other non-distribution services.

Payments to Financial Intermediaries.  From time to time, the Company or the Distributor enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or Frontegra make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund.  In some circumstances, Institutional Class shares of the Fund directly pay the intermediary for performing sub-transfer agent and other administrative services to clients who hold Institutional Class shares of the Fund through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Transfer Agent.  Service Class shares of the Fund pay a shareholder servicing fee as described above.  The Subadviser has agreed to reimburse Frontegra for a portion of the payments it makes to Financial Intermediaries for sub-transfer agent and other administrative services.

In addition, the Distributor or Frontegra may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or Frontegra may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or Frontegra may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or Frontegra and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any service fees payable under the shareholder servicing arrangements as noted above.  The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment between classes or from one Frontier Fund to another Frontier Fund at any time by written request, if you meet the minimum investment requirements for the class and fund into which you would like to exchange, and if the class and fund are open to new investors.  Before exchanging your shares, you should first carefully read the Prospectus for the fund into which you are exchanging and consider the tax consequences if you hold your investment in a taxable account.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and if you hold your Fund shares in a taxable account, will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  However, a conversion from one class to another class within the same Fund will not be a taxable transaction.

Exchange requests should be directed to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  If your shares are held in an account with a Financial Intermediary, contact the Financial Intermediary.  A Financial Intermediary may impose conditions on exchanges in addition to those disclosed in this prospectus.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontier Fund, you may be subject to the redemption fee described above under “Your Account — Redemption Fee.”

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or the Subadviser in good faith and in accordance with procedures approved by the Board.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Fund has retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV.  The fair value pricing service may employ quantitative models in determining fair value.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  If your account is not a tax-deferred retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions) generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income” (generally, dividends received by the Fund from U.S. corporations and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.) and the shareholder satisfies certain holding period requirements.  For non-corporate shareholders, such “qualified dividend” income is currently eligible for the reduced federal income tax rates applicable to long-term capital gains.

If the Fund distributes any net capital gain (the excess of net long-term capital gain over net short-term capital loss), then such distributions will be taxable as long-term capital gain, whether reinvested in additional Fund shares or received in cash, and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the distribution.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash, Fund shares, or in-kind securities received in the distribution, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of net capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then-prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gain or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then-current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee,

Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale, exchange or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale, exchange or redemption proceeds, including in-kind proceeds, are more or less than your adjusted basis in the sold, exchanged or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale, exchange or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontier Fund generally will have similar tax consequences to a sale or redemption of Fund shares.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Medicare Tax.  In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or other Taxpayer Identification Number or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities.  The Fund will notify you if it makes such an election.

Cost Basis Reporting.  The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when the shareholder subsequently sells, exchanges or redeems those shares.  The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS

William D. Forsyth III

David L. Heald

Steven K. Norgaard

James M. Snyder

OFFICERS

William D. Forsyth III

Elyce D. Dilworth

INVESTMENT ADVISER

Frontegra Asset Management, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

SUBADVISER

Hyperion Asset Management Limited

Level 19, 307 Queen Street

Brisbane QLD 4000

Australia

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, Wisconsin  53212

DISTRIBUTOR

Frontegra Strategies, LLC

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin  53202-5207

For regular mail deliveries, use:

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin  53201-0701

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•]

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 E. Michigan Street, Suite 1800

Milwaukee, Wisconsin  53202

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•                  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•                  Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include Frontegra Asset Management, Inc. and Timpani Capital Management LLC, the companies that act as investment advisers to Frontier Funds, Inc., and Frontegra Strategies, LLC, the principal distributor of the Fund’s shares.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as subadvisers, transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws.  To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

This Page is Not a Part of the Prospectus

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders as they become available.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI is and the annual and semi-annual reports will be available, free of charge, on the Company’s website at http://www.frontiermutualfunds.com.

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.

Subject to Completion, January 15, 2019

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

FRONTIER FUNDS, INC.

Frontier HyperiUS Global Equity Fund
Institutional Class Shares (FHYPX)
Service Class Shares (FHGSX)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Frontier HyperiUS Global Equity Fund (the “Fund”) dated         , 2019.  The Fund is a series of Frontier Funds, Inc. (the “Company”).  Copies of the Prospectus are available, and the Fund’s annual report will be available, without charge upon request to the above address or toll-free telephone number, or you can visit the Fund’s website at http://www.frontiermutualfunds.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated          , 2019.

You should rely only on the information contained in this SAI and the Prospectus dated          , 2019.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.  This SAI applies to the Institutional Class and Service Class shares of the Fund.  The shares of the other series of the Company are offered in separate prospectuses and SAIs.

ii

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.  Effective October 31, 2014, the Company changed its name from Frontegra Funds, Inc. to Frontier Funds, Inc.

The HyperiUS Global Equity Fund is a non-diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers eight separate series.  The Board of Directors of the Company (the “Board”) has established three classes of shares of common stock:  Institutional Class, Service Class and Class Y.  The Company is authorized to issue 2,000,000,000, $.01 par value, shares of common stock in series and classes.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares

Frontier Timpani Small Cap Growth Fund
Institutional Class	50,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier Phocas Small Cap Value Fund
Institutional Class	100,000,000
Service Class	50,000,000

Frontier MFG Core Infrastructure Fund
Institutional Class	50,000,000
Service Class	50,000,000

Frontier MFG Global Equity Fund
Institutional Class	100,000,000
Service Class	50,000,000

Frontier MFG Global Plus Fund
Institutional Class	100,000,000
Service Class	50,000,000
Class Y	50,000,000

Frontier MFG Select Infrastructure Fund
Institutional Class	50,000,000
Service Class	50,000,000

Frontier MFG Global Sustainable Fund
Institutional Class	50,000,000
Service Class	50,000,000

Frontier HyperiUS Global Equity Fund
Institutional Class	[50,000,000	]
Service Class	[50,000,000	]

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights.  Each share of common stock is entitled to participate in distributions of investment company taxable income and net capital gain as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the HyperiUS Global Equity Fund is to seek long-term capital growth.  The Fund’s investment objective may be changed without shareholder approval.

The following is a complete list of the Fund’s fundamental investment limitations that cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.                                      May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontier Funds or other persons to the extent permitted by applicable law.

2.                                      May not issue senior securities, except as permitted under the 1940 Act.

3.                                      May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

4.                                      May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.                                      May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

6.                                      May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

7.                                      May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8.                                      May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With respect to the fundamental investment limitation item 1, “applicable law” refers to the 1940 Act and the regulations adopted thereunder.

With the exception of the investment restriction set out in item 1 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board without shareholder approval.

The Fund may not:

1.                                      Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.                                      Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.                                      Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.                                      Purchase securities of other investment companies except in compliance with the 1940 Act.

5.                                      Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.                                      Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”).

7.                                      Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.                                      Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.                                      Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

10.                               Borrow money from other Frontier Funds unless it has received an exemptive order from the SEC permitting such practice.

With respect to non-fundamental operating policy item 3 above, this 15% limitation applies to illiquid investments that are “assets” (i.e., investments that have positive values) in accordance with SEC Rule 22e-4.

With the exception of the non-fundamental operating policy set out in item 3 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s principal investment strategies, policies and techniques that are described in the Prospectus and also provides information about investment strategies that are not principal strategies.

Global Market Conditions

U.S. and international markets have experienced volatility in recent years.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Concentration

The Fund has adopted a fundamental investment policy that prohibits the Fund from investing more than 25% of its assets in the securities of companies the principal business activities of which are in the same industry.  For purposes of this policy, Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”), in consultation with the subadviser to the Fund, Hyperion Asset Management Limited doing business as H.A.M.L. (the “Subadviser”),  determines the industry classifications of the Fund’s investments using industry data obtained from third-party statistical organizations.  In the absence of such a classification for a particular issuer the Subadviser may provide an industry classification.  Alternately, the Subadviser or the Adviser may classify a particular issuer in good faith based on its own analysis of the economic or other relevant characteristics affecting the issuer.  The Fund recognizes that the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account when determining the Fund’s compliance with its concentration policy.  However, this policy does not apply to securities in which the Fund may invest that are issued by money market mutual funds, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions.

Convertible Securities

As a non-principal investment strategy, the Fund may invest in convertible securities, which are debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities.

Depositary Receipts

As a principal investment strategy, the Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities or issuers based in foreign countries.  ADRs include American Depository shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs in registered form are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

As a non-principal investment strategy, the Fund may, but is not required to, use derivatives for hedging purposes or, in certain circumstances, in order to enhance the Fund’s return in non-hedging situations.

General Description of Hedging Strategies.  As a non-principal investment strategy, the Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

Except as set forth below, the Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the Commodities Futures Trading Commission.  The Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”).  Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value.  Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the CEA and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies.  In connection with futures or options transactions, unless the transactions are covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”) related to currencies in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in currency prices and purchases of Futures as an offset against the effect of expected increases in currency prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading are regulated under the CEA by the CFTC.

Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the value of the underlying currency.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out.  Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency - Related Derivative Strategies - Special Considerations.  As a non-principal investment strategy, the Fund may invest in foreign currency related derivatives when deemed advisable by the Subadviser to respond to unusual market conditions.  The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when the Subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund.  Furthermore, currency-related derivative instruments may be used for short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions.  If a call option written by the Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund.  If a call option written by the Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules.  All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Exchange-Traded Funds and Other Investment Companies

As a non-principal investment strategy, the Fund may invest in securities issued by exchange traded funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The Fund may invest in money market mutual funds or securities of other investment companies investing in short-term debt securities as a temporary strategy, pending reinvestment or when attractive equity investments are unavailable.  The Fund may invest its assets in ETFs that hold international equities, including the securities of one or more emerging market companies.  The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity.  The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Foreign Investment Companies

As a non-principal investment strategy, the Fund may invest in foreign investment companies.  Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Foreign Securities and Currencies

The Fund will invest directly in securities of non-U.S. companies as part of its principal investment strategy.  The Fund defines non-U.S. companies as companies that are organized under the laws of a foreign country; whose principal trading market is in a foreign country; or that have a majority of their assets or that derive at least 50% of their revenue or profits from businesses, investments or sales outside the United States.

Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, as a non-principal investment strategy, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.  Forward currency transactions are over the counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot foreign exchange transactions are similar but require current, rather than future, settlement.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Furthermore, the United States imposes a 30% withholding tax, which is generally non-refundable, on certain payments to “foreign financial institutions” and certain “non-financial foreign entities,” which could therefore affect the Fund’s return on a foreign security that in turn receives payments from the U.S.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable) as a non-principal investment strategy.  In accordance with new SEC Rule 22e-4, the Fund is subject to the guidelines set forth in the Company’s liquidity risk management program.  The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities may be treated as liquid securities if they meet the criteria in the Company’s liquidity risk management program and related SEC guidance.

Initial Public Offerings

The Fund may purchase stock in an initial public offering (“IPO”) as a non-principal investment strategy.  An IPO is a company’s first offering of stock to the public, typically to raise additional capital.  Shares are given a market value reflecting expectations for the company’s future growth.  The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  In addition, the Subadviser cannot guarantee continued access to IPOs.

Investment Grade Debt Obligations

As a non-principal investment strategy, the Fund may invest in investment grade debt obligations, which include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Payments in lieu of dividends received by the Fund on the loaned securities are not treated as “qualified dividend income” for tax purposes.

Line of Credit

The Fund may borrow money from banks to the extent allowed (as described above under “Fund Policies:  Fundamental and Non-Fundamental”) to meet shareholder redemptions.  The Fund may enter into a line of credit with a bank in order to provide short-term financing, if necessary, in connection with shareholder redemptions.

Preferred Stock

As a non-principal investment strategy, the Fund may invest in preferred stocks, which are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

Repurchase Agreements

As a non-principal investment strategy, the Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of capital gains, including short-term capital gains, taxable to shareholders at ordinary income rates.

Temporary Defensive Position

The Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  To the extent the Fund engages in temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

DIRECTORS AND OFFICERS

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, due to his positions with Frontegra and Frontegra Strategies, LLC.  The information in the table is as of the date of this SAI.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director; Chair, Audit Committee	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. (“CFI”) from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				8	None

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	8	Boulder Growth & Income Fund, Inc.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director; Chair, Nominating Committee	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	8	IronBridge Funds, Inc. (with oversight of three portfolios)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President	Elected annually by the Board; since August 2008 (co-president from 1996 — 2008).	Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG	8	None

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

	Director Secretary	Indefinite; since May 1996. Indefinite; since August 2014.

Asset Management, since February 5, 2018. Mr. Forsyth has served as Vice President of Timpani Capital Management LLC since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Fund’s shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc. (“Frontier Partners”), a consulting/marketing firm.

Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier Partners from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor from August 2008 to September 2018.

				N/A	N/A

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of three independent directors, Mr. Heald, Mr. Norgaard and Mr. Snyder, and one interested director, Mr. Forsyth.  Mr. Heald is the lead independent director.  The Board has not designated a chairman.  As President of the Company, Mr. Forsyth is the presiding officer at all meetings of the Board in the absence of a designated chairman.  As President, Mr. Forsyth serves as Chief Executive Officer of the Company.  In the event the Board was to designate a chairman, the Chairman of the Board would preside at each meeting of the Board and have general supervision of the business of the Company and its officers.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, together with the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board has two standing committees — an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee:  oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  The three independent directors — Mr. Heald, Mr. Norgaard and Mr. Snyder — form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.  Because the Fund is new, the Audit Committee has not met with respect to the Fund as of the date of this SAI.

The Nominating Committee is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Company and recommending to the Board the candidates for election to the Board.  The Nominating Committee will consider nominees recommended by shareholders.  Shareholders should submit recommendations in writing to the President of the Company.  At a minimum, the recommendation should include biographical information concerning each such proposed nominee, and such recommendation must comply with the shareholder notice provisions set forth in the Company’s Bylaws.  The Nominating Committee considers various factors in considering director nominees, including but not limited to, a candidate’s independence, business experience and background and financial expertise.  At a minimum, the candidate must display the highest character and integrity and sound business judgment, be free of any conflict of interest, possess substantial and significant experience that would be of value to the Company and have time and availability for meetings and consultation regarding Fund matters.  The Committee is also responsible for reviewing the compensation of the independent directors and implementing the Company’s retirement policy.  The Company’s Bylaws and the Committee’s charter provide that directors are generally subject to retirement at age 75.  The three independent directors — Mr. Heald, Mr. Norgaard and Mr. Snyder — form the Nominating Committee.  Mr. Snyder is the Chairman of the Nominating Committee.  Because the Fund is new, the Nominating Committee has not met with respect to the Fund as of the date of this SAI.

The Board’s role is one of oversight rather than management.  Management of the Fund is overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  The Adviser reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Company as a whole.  The Adviser and the Subadviser report to the CCO and/or the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund and the Company.

The Board has appointed the CCO who reports directly to the independent directors.  The CCO attends all Board meetings and presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information reported to the Board or Fund management by the Adviser, the Subadviser and service providers to the Frontier Funds regarding various compliance, investment, business and other risk management issues.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and serves as President.  He also is President of the Distributor and is President and a partner of Frontier Partners, a consulting/marketing firm, established in 1993.  Mr. Forsyth has served as Executive Chairman, MFG Asset Management, North America, since February 5, 2018.  Mr. Forsyth brings significant business, distribution, regulatory and investment experience to the Board, as well as institutional knowledge about Frontegra and the Frontier Funds.

David L. Heald.  Mr. Heald has served as a director of the Company since 1996 and as lead independent director since 2011.  Mr. Heald has served as Chair of the Audit Committee since 2009.  Mr. Heald previously served as principal and director of Consulting Fiduciaries, Inc., which was a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Mr. Heald brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as institutional knowledge about the Frontier Funds as the Company’s longest-serving independent director.

Steven K. Norgaard.  Mr. Norgaard has served as a director of the Company since 2013.  Mr. Norgaard is an attorney and certified public accountant.  Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C.  Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery.  In addition, he serves as an independent director on the Board of Directors of the Boulder Growth & Income Fund, Inc. and currently serves as audit committee chairman.  He has also served on the Board of Directors of ATG Trust Company since 2007 and currently serves as board chairman.  Mr. Norgaard has served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. since 2012 and currently serves as the audit committee chairman.  Prior to March 2015, Mr. Norgaard had also served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end mutual fund, until those funds reorganized into the Boulder Growth & Income Fund, Inc.  Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

James M. Snyder.  Mr. Snyder has served as a director of the Company since 2002.  Mr. Snyder has served as Chair of the Nominating Committee since 2013.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, and retired as Executive Vice President and Chief Investment Officer.  Additionally, Mr. Snyder serves as the independent chair on the Board of Directors of another investment company.  Mr. Snyder brings significant financial, business, regulatory and investment experience to the Board, as well as other directorship experience.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Fund and the Frontier family of Funds as of December 31, 2018, stated using the following ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

[to be updated]

Name of Director	HyperiUS Global Equity Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontier Family of Funds(2)

William D. Forsyth III(1)	None	Over $100,000

David L. Heald	None	Over $100,000

James M. Snyder	None	Over $100,000

Steven K. Norgaard	None	None

(1)         This director is deemed an “interested person” as defined in the 1940 Act.

(2)         The Frontier Funds currently consist of eight separate series.  The “Aggregate Dollar Range of Equity Securities Beneficially Owned in the Frontier Family of Funds” includes shares beneficially owned by each director in the Fund and the other series of the Company, which are offered in separate SAIs.

As the Fund is new, officers and directors of the Company, as a group, did not own any outstanding shares of the Fund as of the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as CCO of the Company.  From time to time, the Fund may pay compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as CCO.  Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.  Because the Fund is new, the following table provides estimates of compensation expected to be paid to Mr. Heald, Mr. Snyder and Mr. Norgaard for their services as directors of the Company for the fiscal year ending June 30, 2019:

Name of Director	HyperiUS Global Equity Fund	Total Compensation from Fund and Fund Complex(1)

William D. Forsyth III(2)	$0	$0

David L. Heald	$1,875	$60,000	(3)

James M. Snyder	$1,875	$60,000	(3)

Steven K. Norgaard	$1,875	$60,000	(3)

(1)         The Frontier Funds currently consist of eight separate series.  The “Total Compensation from Fund and Fund Complex” includes compensation paid by the other series of the Company, offered in separate SAIs.

(2)         Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(3)         The independent directors may invest their compensation in shares of the Fund.

CODES OF ETHICS

The Company, Frontegra, Timpani Capital Management LLC (“Timpani”) (the adviser to another series of the Company offered in a separate SAI), the Distributor and Frontier have adopted a Code of

Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani, the Distributor and Frontier Partners.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani, the Distributor and Frontier Partners have a fiduciary duty to place the interests of clients (including the Fund and its shareholders) above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to pre-clear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

The Subadviser has adopted a Code of Conduct for all employees deemed to be “access persons” (collectively, “Subadviser Supervised Persons”).  The Code of Conduct precludes Subadviser Supervised Persons from buying or selling securities for their own accounts that are not held in the Fund or in certain model portfolios managed by the Subadviser with the exception of existing holdings already held by Subadviser Supervised Persons prior to their employment at the Subadviser.  For such existing holdings, they can only be held or sold over time.  In addition, Subadviser Supervised Persons and other access persons are required to disclose all securities holdings and transactions.

PRINCIPAL SHAREHOLDERS

As the Fund is new, no persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the date of this SAI.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

Frontegra is the investment adviser to the Fund.  William D. Forsyth III is President of Frontegra and the Company.  Mr. Forsyth is considered a control person of Frontegra due to his position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra and related entities. As discussed below, Magellan Financial Group Limited (“MFG”), and Frontier North America Holdings Inc. (“FNAH”), a majority owned subsidiary of MFG, are control persons of Frontegra.

The investment advisory agreement (the “Frontegra Advisory Agreement”) has an initial term of two years from the date of the respective exhibit relating to the Fund and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval.  The Frontegra Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Frontegra Advisory Agreement, Frontegra supervises the management of the Fund’s investments, subject to the supervision of the Board.  The Frontegra Advisory Agreement also provides that Frontegra is responsible for the due diligence, selection and oversight of the subadviser retained by Frontegra on behalf of the Fund, as well as for the oversight of the performance of the Fund and the Subadviser. At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  Frontegra is also responsible for certain compliance and administrative services to the Company and the Fund, including, but not limited to: making available qualified individuals to serve as officers of the Company (subject to Board approval) to perform such responsibilities required by officers of the Company, including certifying the Fund’s financial statements and required regulatory filings; overseeing the Company’s financial reporting processes and coordinating the annual audit; overseeing and coordinating the Company’s service providers; providing shareholder servicing support; performing administration services with respect to the Company’s compliance program, valuation policy and disaster recovery/business continuity plan; and performing such other compliance and administrative services as deemed necessary.

As compensation for its advisory services under the Frontegra Advisory Agreement, the Fund pays Frontegra, on a monthly basis, an annual management fee of 0.80% of the average daily net assets (“ADNA”) of the Fund.

Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund (excluding acquired fund fees and expenses), as a percentage of the ADNA of the Fund, is 0.80% and 0.95% for the Institutional Class and Service Class shares, respectively.

The expense cap agreement for the Institutional Class and Service Class shares of the Fund will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  Pursuant to the Frontegra Advisory Agreement, Frontegra can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed.

Subadviser

The Subadviser is wholly owned by Hyperion Holdings Limited (“HHL”).  Employees of the Subadviser own the majority of the outstanding stock of HHL.  The remaining minority interest in HHL is owned by Pinnacle Investment Management Limited, a wholly owned subsidiary of an Australian publicly listed company, Pinnacle Investment Management Group Limited.  Mr. Forsyth owns a small position in Pinnacle Investment Management Group Limited.

Frontegra has entered into a subadvisory agreement under which the Subadviser serves as the subadviser to the Fund and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, the Subadviser is compensated by Frontegra for its investment subadvisory services based on a percentage of the net management fee received by Frontegra.  In addition, the Subadviser has agreed to share in any expense reimbursements made by Frontegra pursuant to the expense cap agreement, as well as a portion of the payments made by Frontegra to financial intermediaries for sub-transfer agent and other administrative services.

Frontegra and the Subadviser have also entered into a letter agreement under which the Subadviser has a right of first refusal to manage the Fund as the sole investment adviser of the Fund if the Frontegra Advisory Agreement or the subadvisory agreement is terminated under certain circumstances, subject to the approval of the Board, the approval by the vote of a “majority of outstanding voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund and any other applicable regulatory requirements.  The letter agreement does not preclude Frontegra or the Board from terminating the subadvisory agreement in accordance with the terms of that agreement.

Advisory Fees

No advisory fee information is provided for the Fund because the Fund was not offered for sale prior to the date of this SAI.

Potential Conflicts of Interest

Mr. Forsyth, the President of Frontegra, devotes significant time to the services of Frontier Partners, a consulting/marketing firm that provides consulting and distribution services to investment advisers.  Mr. Forsyth is an indirect owner and the President of Frontier Partners and derives compensation from such positions.  Pursuant to a solicitation agreement, Frontier Partners provides services to and is compensated by the Subadviser.  These arrangements may present a conflict of interest.  Frontegra may not be inclined to terminate the subadvisory relationship with the Subadviser when its affiliate, Frontier Partners, is receiving compensation from the Subadviser for other services.  Similarly, if the Subadviser discontinues using the services of Frontier Partners, Frontegra may have an incentive to terminate the subadvisory agreement if the Fund was underperforming, and replace the Subadviser with a subadviser that would retain the services of Frontier Partners and has a better potential for improving Fund performance.  Nonetheless, the Board retains ultimate oversight over the Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus for the Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  Mark Arnold and Jason Orthman are the portfolio managers of the Fund.  None of the U.S. registered investment company clients of the Adviser or the Subadviser pays a performance-based fee.  The Subadviser receives performance-based fees from certain non-U.S. clients and non-U.S. pooled investment vehicles.

Other Accounts Managed by the Portfolio Managers
As of December 31, 2018

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance— Based Fees	Total Assets of Pooled Investment Vehicles with Performance— Based Fees	Number	Total Assets	Number with Performance- Based Fees	Total Assets of Accounts with Performance —Based Fees

HyperiUS Global Equity Fund
Hyperion
Mark Arnold	0	$0	3	$959 million	2	$248 million	18	$3.82 billion	2	$166 million
Jason Orthman	0	$0	3	$959 million	2	$248 million	18	$3.82 billion	2	$166 million

Potential Conflicts of Interest

The Subadviser does not have any material relationships or arrangements with broker-dealers, other investment advisers, futures or commodity merchants or any advisors, bank, law firm or insurance firm, or any other type of firm that the Subadviser believes would create any material conflicts of interests with any clients including the Fund.  The Subadviser’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.  The Subadviser has negotiated performance-based fee arrangements with certain clients.  A conflict of interest could exist in situations where portfolio managers manage accounts that pay only a performance-based fee while at the same time managing accounts with similar investment strategies that are not charged performance-based fees because the Subadviser may have an incentive to favor accounts for which it receives a performance-based fee.  As part of its compliance program, the Subadviser has adopted policies and procedures designed to ensure that all transactions are executed in a manner that is deemed fair and equitable to all accounts involved.

The Subadviser’s investment team, which includes its portfolio managers, analysts and dealers, reviews client portfolios on a daily basis to ensure that each account is treated fairly.  The nature of the review includes: checking the stock weights in each client portfolio against the model portfolio’s target stock weights and considering whether any trading is required to close any weight differences; reviewing the previous day’s trade reports and daily post-trade compliance report; checking to ensure client portfolios are within investment guidelines and restrictions; and ensuring trade orders pass the pre-trade compliance process.

Compensation of Portfolio Managers

Each investment team member, including the portfolio managers of the Fund, is remunerated via a combination of fixed base remuneration and an annual variable bonus incentive, which is calculated with reference to the Subadviser’s profitability adjusted by Key Performance Indicators (“KPI”) measures, including the long-term performance of the funds managed.  KPI measures include (i) with respect to 70% of variable bonus incentives, the total outperformance of portfolios managed against relevant benchmarks; (ii) with respect to 20% of the variable bonus incentive, KPI is calculated by reference to the five-year change in terminal valuation of the portfolio; and (iii) with respect to 10% of the variable bonus incentive, KPI is calculated by reference to the one-year change in terminal valuation of the portfolio.  The relevant benchmark as it relates to the compensation for the Fund’s portfolio managers is the MSCI World Index.  Bonuses can range anywhere between zero and 25% of base salary, depending on the Subadviser’s profitability and the KPI results achieved.  KPIs are not directly linked to the value of assets held in the Fund’s portfolio.

Ownership of Fund Shares by Portfolio Managers

No ownership information is provided for the Fund because the Fund was not offered for sale prior to the date of the SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about their portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company and each of Frontegra and the Subadviser may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•                  The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•                  The Fund’s top 10 holdings will be posted to the Company’s website no earlier than 10 days after the calendar quarter end.

•                  The Fund’s top 10 holdings as of a calendar quarter end may be included in Fund fact sheets following the posting of the Fund’s full portfolio holdings or top 10 holdings as of the calendar quarter end on the Company’s website.

•                  The Fund may include top 10 holdings in quarterly reports to shareholders or consultants following posting of top 10 holdings on the Company’s website.

•                  Disclosure of the Fund’s top 10 holdings as of a particular calendar quarter end may be made in response to inquiries from consultants, existing shareholders or prospective shareholders following posting of the top 10 holdings on the Company’s website.

•                  The Fund’s portfolio holdings may be included in commentary provided to consultants, existing shareholders or prospective shareholders, provided that such commentary is posted on the Company’s website prior to the dissemination of such commentary.

•                  The Adviser or the Subadviser may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.  Service providers that receive disclosures of the Fund’s portfolio holdings are required to maintain the confidentiality of the information either by contract or by law.

•                  The Fund’s portfolio holdings as of each calendar quarter end will be disclosed to the rating agencies listed below no earlier than 10 days after calendar quarter end.

Morningstar, Inc.	Thomson Financial Services

Lipper, Inc.	Capital Bridge, Inc.

Standard & Poor’s Ratings Group	eVestment Alliance

Bloomberg L.P.

•                  The Adviser or the Subadviser is also permitted to disclose the portfolio holdings of the Fund to certain service providers as indicated below:

•                  Institutional Shareholder Services (“ISS”) — for proxy-related services

•                  The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and the Adviser or the Subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board.  No compensation or other consideration may be received by the Fund, the Adviser or the Subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.  The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of the Adviser, the Subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

[to be updated]

The Board has adopted proxy voting procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board.  The Board also authorized Frontegra to delegate its authority to vote proxies to the Subadviser pursuant to a subadvisory agreement between Frontegra and the Subadviser, if Frontegra believes that the Subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board authorized the Adviser and the Subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of the Adviser or the Subadviser and the Fund with regard to a proxy vote, the conflict will be resolved by a majority of the independent directors or by such other method approved by the Board.

The Subadviser’s proxy voting policy provides that it will vote on those resolutions it believes may have a material effect on shareholders.  At no time will the Subadviser use the voting powers exercised in respect of its client’s securities to advance its own interest at the expense of client’s interests, or to favor a particular client or other relationship to the detriment of others.  The Subadviser has adopted the 2018 ISS proxy voting guidelines to be followed for routine proposals.  A copy of the ISS proxy voting guidelines can be found on the ISS website at https://www.issgovernance.com/file/policy/2018-US-Voting-Guidelines.pdf. In instances where the Subadviser does not vote in line with ISS recommendations, the Subadviser’s proxy voting policies provide an outline of concerns that allow for additional scrutiny on a case by case basis with the aim to protect the value of the Funds’ investments.  For example, these concerns may include resolutions related to (among others): excessive management compensation (including both cash and non-cash compensation); anti-takeover provisions (“poison pills”); and/or matters involving “golden handshakes.”  Voting recommendations are discussed among the portfolio managers and the Subadviser’s Chief Compliance Officer, and subsequently forwarded to the Subadviser’s Chief Investment Officer for review and approval.

In exercising its voting rights, the Subadviser will act in the best interest of the Fund.  In arriving at a recommendation, the Subadviser adheres to three main principles: (1) any resolution should treat shareholders equally; (2) any material conflicts of interest must be addressed appropriately; and (3) resolutions should be individual and clearly stated.

Routine proposals that do not affect a company’s structure, by-laws, or operations to the detriment of shareholders (such as approval of independent auditors, name changes, or similar matters) will generally be voted in accordance with the recommendations of management.  Non-routine proposals (for example, mergers, acquisitions, or restructurings) are reviewed on a case by case basis, since such proposals are more likely to have a greater impact on shareholder value.   The Subadviser will from time to time vote against certain corporate governance proposals that, in the Subadviser’s opinion, have the effect of restricting the full potential of the Fund’s investments.   The Subadviser may also elect to vote on socially responsible policy issues on a case-by-case basis, understanding that social responsibility issues may impact the value of a shareholder’s investment.

The Subadviser has adopted conflicts of interest and proxy voting policies and procedures, and maintains a record of identified conflicts and their resolutions.  Conflicts are referred to the Subadviser’s Managing Director and Chief Compliance Officer, who then report conflicts and their resolution to the Subadviser’s board.  If a conflict is identified and deemed to be material, the Subadviser will seek to mitigate the conflict by either appointing an independent third party to vote the proxy or disclosing the conflict to affected clients and/or investors, or by other means as the Subadviser may determine is in the best interests of the applicable client(s).  Conflicts will also be presented to the Fund’s Board to the extent a conflict exists between the Subadviser and the Fund.

The Subadviser also has the ability to abstain from a particular proxy vote if doing so would be in the best interests of clients (taking into account associated costs, benefits, and interests of the clients).  This may happen, for example, if a portfolio holds foreign securities and the cost of voting the securities is prohibitively expensive.  The Subadviser will weigh the costs and benefits of voting on foreign companies’ proxy proposals and will make an informed decision as to whether voting a given proxy is prudent and in clients’ interests.  As part of this determination, it will consider whether the effect of all of clients’ votes on the value of the investment will outweigh the cost of voting.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, will be available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

The Subadviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage.  The Subadviser seeks the best execution available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadviser or the Fund.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s portfolio transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  Brokerage will not be allocated based on the sale of the Fund’s shares.  Where deemed appropriate, the Subadviser will aggregate client orders, including those of the Fund, if the aggregation is in the best interests of all participating clients.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Subadviser in servicing all accounts.  Not all of such services may be used by the Subadviser in connection with the Fund.

The Subadviser has in place a brokerage allocation policy, which governs and outlines the methodology used by the Subadviser in selecting brokers, allocating trades and accepting other broker services.  The Subadviser primarily utilizes a panel of brokers (the “Broker Panel”) to execute trades for its portfolios, including the Fund.  The purpose of the Broker Panel is to ensure the Subadviser receives optimal levels of service taking into account research, fundamental data and best execution.

In order to ensure that best execution is achieved and/or the research component of the investment process is optimized, trades may be placed with brokers that are not on the Broker Panel in certain circumstances, such as in order to address liquidity considerations or obtain services that provide value to the Subadviser’s investment process.

Brokerage commissions and other brokerage information is not provided for the Fund because the Fund was not offered for sale prior to the date of this SAI.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent for the Fund.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), also provides administrative and fund accounting services to the Fund pursuant to an Administration and Fund Accounting Agreement.  Under the Agreement, Fund Services calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, Fund Services receives from the Fund a fee, computed daily and payable monthly, based on the Company’s average net assets.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Distributor

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best efforts basis.  The Distributor is owned by FNAH and is managed by Mr. Forsyth.  The Distributor is an affiliate of Frontegra and of MFG Asset Management, a subadviser to other series of the Company.  The Distributor will not receive commissions or other compensation for the sale of Fund shares.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Payments to Financial Intermediaries

The Distributor, the Adviser and/or their affiliates may pay compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial intermediaries for services provided to clients who hold Fund shares, for introducing new shareholders to the Fund and for administrative, sub-accounting and shareholder services.  This practice is referred to as “revenue sharing.”  These payments, if made, would be in addition to the shareholder servicing fees or other administrative fees payable out of Fund assets to firms that provide services to shareholders of Institutional Class and Service Class shares.  Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and/or the Subadviser and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may result in realized gains or losses for federal income tax purposes.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.  Elyce D. Dilworth serves as the Company’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  Please consult your tax adviser before investing.

If your shares are held in a taxable account, you should be aware of the following federal income tax implications.  The Fund intends to qualify and elect to be taxed as a “regulated investment company” under Subchapter M of the Code.  If so qualified, you will not be liable for federal income or excise taxes at the Fund level on amounts distributed to shareholders provided that investment company taxable income and net capital gain are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the sources of its income and the diversification of its assets.  Pursuant to the Code, the Fund will be treated as a separate entity for federal income tax purposes.  In the event the Fund fails to qualify as a “regulated investment company” and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its investment company taxable income and net capital gains, and any distributions made by the Fund to the extent of its then-current and accumulated earnings and profits would be taxable as dividend income to the Fund’s shareholders.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes, generally, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income.”  For non-corporate shareholders, such “qualified dividend” income is eligible for the reduced federal income tax rates applicable to long-term capital gains if the shareholder meets certain holding period requirements.

Distributions of investment company taxable income will be taxed at the ordinary income tax rate applicable to the shareholder.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions promptly after the close of each calendar year.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax).  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Interest and dividends received by the Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by the Fund.  Pursuant to the election, the Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes paid by the Fund, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income, and (b) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2018, to (i) certain “foreign financial institutions” that do not agree to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement between the U.S. and the country in which the entity is a tax resident), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds the Fund’s shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisers.

COST BASIS REPORTING

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”), when the shareholder sells, redeems or exchanges such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”), are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund covered shares in your account regardless of holding period, and covered shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], has been selected as the independent registered public accounting firm for the Fund.  [•] will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the

Fund’s federal income tax returns, and perform other auditing and tax services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The Fund had not yet commenced operations as of the date of this SAI and, therefore, has not produced financial statements.  Once available, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Company, toll free, at 1-888-825-2100.

PART C

OTHER INFORMATION

Item 28.    Exhibits

See “Exhibit Index.”

Item 29.    Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 30.    Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers (within the meaning of the Maryland General Corporation Law), whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.    Business and Other Connections of Investment Adviser

Frontegra Asset Management, Inc. (“Frontegra”) serves as the investment adviser with respect to the Registrant’s Frontier Phocas Small Cap Value, Frontier MFG Global Equity, Frontier MFG Core Infrastructure, Frontier MFG Global Plus, Frontier MFG Select Infrastructure, Frontier MFG Global Sustainable and Frontier HyperiUS Global Equity Funds.  Frontegra is a registered investment adviser.  The business and other connections of Frontegra, as well as the names and titles of the executive officers and directors of Frontegra, are further described in Frontegra’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Phocas Financial Corporation (“Phocas”) serves as a subadviser with respect to the Registrant’s Frontier Phocas Small Cap Value Fund.  Phocas is a registered investment adviser.  The business and other connections of Phocas, as well as the names and titles of the executive officers and directors of Phocas, are further described in Phocas’ Form ADV as filed with the SEC.

Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”) serves as subadviser with respect to the Registrant’s Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Select Infrastructure Fund and Frontier MFG Global Sustainable Fund.  MFG Asset Management is a registered investment adviser.  The business and other connections of MFG Asset Management, as well as the names and titles of the executive officers and directors of MFG Asset Management are further described in MFG Asset Management’s Form ADV as filed with the SEC.

Timpani Capital Management LLC (“Timpani”) serves as the investment adviser with respect to the Registrant’s Frontier Timpani Small Cap Growth Fund.  Timpani is a registered investment adviser.  The business and other connections of Timpani, as well as the names and titles of the executive officers and directors of Timpani, are further described in Timpani’s Form ADV as filed with the SEC.

Hyperion Asset Management Limited doing business as H.A.M.L. (“Hyperion”) serves as subadviser with respect to the Registrant’s Frontier HyperiUS Global Equity Fund.  Hyperion is a registered investment adviser.  The business and other connections of Hyperion, as well as the names and titles of the executive officers and directors of Hyperion are further described in Hyperion’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the directors or executive officers of Frontegra, Timpani, Phocas, MFG Asset Management or Hyperion is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment Adviser and Subadviser” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 32.    Principal Underwriters

(a)                       None

(b)                       Set forth below is certain information pertaining to the managers and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director

Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal and Anti-Money Laundering Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

Christopher C. Currie 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal and Chief Compliance Officer	None

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

Carol Ann Kinzer 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	Financial Operations Principal	None

(c)                        None

Item 33.    Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section, are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Investment Adviser to Frontier Phocas Small Cap Value, Frontier MFG Global Equity, Frontier MFG Core Infrastructure, Frontier MFG Global Plus, Frontier MFG Select Infrastructure, Frontier MFG Global Sustainable and Frontier HyperiUS Global Equity Funds

Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Registrant’s Subadviser to Frontier Phocas Small Cap Value Fund	Phocas Financial Corporation 980 Atlantic Avenue, Suite 106 Alameda, California 94501

Registrant’s Subadviser to Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Select Infrastructure Fund and Frontier MFG Global Sustainable Fund

MFG Asset Management MLC Centre Level 36, 19 Martin Place Sydney, NSW, Australia 2000

Registrant’s Investment Adviser to Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC Two Park Plaza 10850 West Park Place, Suite 1020 Milwaukee, Wisconsin 53224

Registrant’s Subadviser to Frontier HyperiUS Global Equity Fund	Hyperion Asset Management Ltd. Level 19, 307 Queen Street Brisbane, QLD, 4000 Australia

Registrant’s Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Registrant’s Distributor	Frontegra Strategies, LLC 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Item 34.    Management Services

All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 15th day of January, 2019.

FRONTIER FUNDS, INC. (Registrant)

By:	/s/ William D. Forsyth III
William D. Forsyth III
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

	Name	Title	Date

	/s/ William D. Forsyth III	President and a Director (principal executive officer)	January 15, 2019
William D. Forsyth III

	/s/ Elyce D. Dilworh	Chief Compliance Officer and Treasurer (principal financial officer)	January 15, 2019
Elyce D. Dilworth

Director*
David L. Heald

Director*
Steven K. Norgaard

Director*
James M. Snyder

*By:	/s/William D. Forsyth III
William D. Forsyth III President Attorney-in-fact pursuant to a Power of Attorney filed on October 28, 2013, Post-Effective Amendment No. 83.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	To Be Filed By Amendment

(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A

(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34

(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42

(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 15, 2009	Filed December 31, 2009, Post-Effective Amendment No. 57

(a.5)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 9, 2011	Filed December 28, 2011, Post-Effective Amendment No. 79

(a.6)	Articles of Amendment dated October 2, 2012	Filed October 28, 2013, Post-Effective Amendment No. 83

(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2013	Filed October 28, 2013, Post-Effective Amendment No. 83

(a.8)	Form of Articles of Amendment dated October 27, 2014	Filed October 28, 2014, Post-Effective Amendment No. 85

(a.9)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 12, 2015	Filed March 23, 2015, Post-Effective Amendment No. 88

(a.10)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2016	Filed March 17, 2016, Post-Effective Amendment No. 97

(a.11)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2018	Filed June 29, 2018, Post-Effective Amendment No. 110

(a.12)	Certificate of Correction to the Registrant’s Articles of Incorporation dated December 4, 2018	Filed December 14, 2018, Post-Effective Amendment No. 115

(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated December 4, 2018	Filed December 14, 2018, Post-Effective Amendment No. 115

(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated , 2019		X

(b)	Registrant’s Amended and Restated By-Laws	Filed October 28, 2013, Post-Effective Amendment No. 83

(c)	Instruments Defining Rights of Security Holders	Incorporated by Reference to the Articles of Incorporation and Bylaws

(d.1)	Form of Investment Advisory Agreement	Filed July 23, 2018, Definitive Proxy Statement on Schedule 14A

(d.2)	Exhibit to the Investment Advisory Agreement		X

Exhibit No.	Exhibit	Incorporated by Reference	To Be Filed By Amendment

(d.3)	Form of Subadvisory Agreement between Frontegra Asset Management, Inc. and Hyperion Asset Management Limited		X

(d.4)	Form of Expense Cap/Reimbursement Agreement regarding the Frontier HyperiUS Global Equity Fund		X

(e.)	Distribution Agreement	Filed June 29, 2018, Post-Effective Amendment No. 110

(f)	None

(g.1)	Custody Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(g.2)	Amendment to Custody Agreement dated , 2019		X

(h.1)	Transfer Agent Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(h.2)	Amendment to Transfer Agent Servicing Agreement dated , 2019		X

(h.3)	Fund Administration Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(h.4)	Amendment to Fund Administration Servicing Agreement dated , 2019		X

(h.5)	Fund Accounting Servicing Agreement	Filed October 28, 2014, Post-Effective Amendment No. 85

(h.6)	Amendment to Fund Accounting Servicing Agreement dated , 2019		X

(h.7)	Power of Attorney	Filed October 28, 2013, Post-Effective Amendment No. 83

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated , 2019		X

(j)	Consent of Independent Registered Public Accounting Firm		X

(k)	None

(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1

(m.1)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44

(m.2)	Shareholder Servicing Plan	Filed March 17, 2016, Post-Effective Amendment No. 97

(m.3)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44

2

Exhibit No.	Exhibit	Incorporated by Reference	To Be Filed By Amendment

(n.1)	Amended and Restated Multiple Class Plan	Filed December 14, 2018, Post-Effective Amendment No. 115

(n.2)	Amendment to Appendix A of Amended and Restated Multiple Class Plan dated , 2019		X

(o)	Reserved

(p.1)	Phocas Financial Corporation Code of Ethics	Filed October 28, 2013, Post-Effective Amendment No. 83

(p.2)	Code of Ethics for Access Persons of Frontier Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC, Frontier Partners, Inc. and Timpani Capital Management LLC	Filed October 30, 2017, Post-Effective Amendment No. 107

(p.3)	Magellan Asset Management Limited Personal Trading Policy	Filed October 29, 2018, Post-Effective Amendment No. 107

(p.4)	Magellan Financial Group Limited Code of Ethics	Filed October 28, 2016, Post-Effective Amendment No. 103

(p. 5)	Hyperion Asset Management Limited Code of Ethics		X

3